                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              Apco Argentina Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 17, 2002

TO THE HOLDERS OF ORDINARY SHARES:

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Apco Argentina Inc. (the "Company") will be held on September 17, 2002, at 1:00 p.m. local time, in Room T-4 of the Williams Resource Center at One Williams Center, Tulsa, Oklahoma, for the following purposes:

         (1) To elect five directors to the Board of Directors of the Company;

         (2) To ratify the selection of Ernst & Young LLP as the independent auditor of the Company for 2002; and

         (3) To consider and act upon such other matters as may properly come before the Annual General Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 8, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournment thereof.

August 14, 2002

                                       By Order of the Board of Directors
                                               Suzanne H. Costin
                                                   Secretary



--------------------------------------------------------------------------------

                       IMPORTANT -- YOUR PROXY IS ENCLOSED

                  Even if you intend to be present at the Annual General Meeting, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.

--------------------------------------------------------------------------------

                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                                 PROXY STATEMENT
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2002

         This Proxy Statement is furnished by Apco Argentina Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2002 Annual General Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about August 22, 2002.

                SOLICITATION AND REVOCATION OF PROXIES AND VOTING

         Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual General Meeting or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors. Execution and return of the proxy will not in any way affect a shareholder's right to attend the Annual General Meeting and to vote in person. A shareholder submitting a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person.

         The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Ordinary Shares. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for which the Company will pay an estimated $1,500 in fees, plus expenses and disbursements.

         The presence, in person or by proxy, of a majority of the outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the Annual General Meeting will be decided by a majority of the votes cast by the shareholders entitled to vote thereon unless the proposal relates to matters on which more than a majority vote is required under the Company's Memorandum of Association, its Articles of Association or the laws of the Cayman Islands, under whose laws the Company is incorporated.

         A shareholder may, with respect to the election of directors: (i) vote for the election of the nominees named herein, or (ii) withhold authority to vote for such nominees. With respect to each other matter to be voted upon, a shareholder may: (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

         A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in the broker's name on certain matters in the absence of instructions from the beneficial owner of such stock. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares have the legal effect of a vote against proposals on which voting instructions are not received. Abstaining from voting on a matter also has the legal effect of voting against such matter.

         As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote and serve as inspectors of election and certain employees of the Company responsible for the Annual General Meeting. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

         Only holders of the Company's Ordinary Shares of record at the close of business on August 8, 2002, will be entitled to receive notice of and to vote at the Annual General Meeting. The Company had 7,360,310 Ordinary Shares outstanding on the record date, and each share is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company's directors and officers do not own, directly or beneficially, any of the Company's Ordinary Shares, other than directors' qualifying shares. The following table sets forth the number of Ordinary Shares of the Company and the percentage represented by such number of each person who is known to the Company to own beneficially five percent or more of the Company's Ordinary Shares. Certain information in the table was obtained from filings made with the Securities and Exchange Commission ("SEC").

                                                                                     Number of
                                                                                     Ordinary                  Percent
             Name and Address                                                         Shares                   of Class
             ----------------                                                        ---------                 --------
Williams Global Energy (Cayman) Limited ("Williams Global Energy")(1) .........      5,075,398                  68.96%
One Williams Center
Tulsa, Oklahoma 74172

Lehman Brothers Holdings Inc.(2)...............................................        538,076                   7.31%
399 Park Avenue
New York, New York 10022



----------

         (1) Williams Global Energy is an indirect wholly-owned subsidiary of Williams International Company, which is a direct wholly-owned subsidiary of The Williams Companies, Inc. ("Williams"). As a result, Williams is deemed to share voting and dispositive power with respect to the shares held by Williams Global Energy.

         (2) A filing with the SEC dated February 11, 2002 indicates that Lehman Brothers Holdings Inc. ("Holdings") and Lehman Brothers Inc. ("LBI") hold sole voting and dispositive power with respect to the shares. The filing further indicates that LBI, a subsidiary of Holdings, is the actual owner of all of the shares and Holdings may be deemed to be the beneficial owner of the shares under the rules and regulations of the SEC.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Articles of Association provide for a Board of Directors of not less than three and not more than nine persons. The number of directors constituting the total number of members is currently fixed at seven. The Articles of Association also provide that at each Annual General Meeting one-third of the Directors, or if their number is not three or a multiple of three, then the number nearest one-third, shall retire from office. The Directors to retire in every year are those who have been longest in office since their last election and retiring Directors are eligible to be re-elected as Directors. Between persons who become Directors on the same day those to retire are determined by lot unless they otherwise agree among themselves as to who will retire. Directors appointed by the Board of Directors to fill a vacancy or as an addition to the existing Directors hold office until the next following annual meeting of shareholders and are not taken into account in determining the Directors who are to retire by rotation as described above. Messrs. Ralph A. Hill, Keith E. Bailey, Piero Ruffinengo, and Bryan K. Guderian were appointed by the Board of Directors to serve as Directors since the last Annual General Meeting.

         Messrs. Ralph A. Hill, Keith E. Bailey, Piero Ruffinengo, Bryan K. Guderian, and John H. Williams have been nominated to be elected as a director at the Annual General Meeting. Messrs. Robert J. LaFortune and Randy Barnard will continue to serve as director in accordance with their prior election.

         The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Hill, Bailey, Ruffinengo, Guderian, and Williams. Should Messrs. Hill, Bailey, Ruffinengo, Guderian, and Williams become unable for any reason to stand for election as a director of the Company, the Company intends that the persons named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. The Company knows of no reason why Messrs. Hill, Bailey, Ruffinengo, Guderian, and Williams will be unavailable or unable to serve.

         Directors of the Company will be elected by an affirmative vote of a majority of the votes cast by holders of outstanding Ordinary Shares present in person or represented by proxy at the Annual General Meeting.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

Nominees For Election To The Board Of Directors

Keith E. Bailey, age 60

         Director since May 2002. Mr. Bailey served as a director and Chairman of the Board, Chief Executive Officer and President of Williams from 1994 until he retired from Williams in May 2002. Mr. Bailey also served as a director of Williams Communications Group, Inc., from December 1, 1994 to April 1, 1998. Mr. Bailey has also served on the board of directors of numerous industry associations and community organizations.

Bryan K. Guderian, age 43

         Director since April 2002. Mr. Guderian has also served as Vice President of various subsidiaries of the Williams Energy Services unit of Williams since 1991.


Ralph A. Hill, age 42

         Director since April 2002. Mr. Hill has been the Chairman of the Board and Chief Executive Officer of the Company since April 2002. Mr. Hill has also served as Senior Vice President and general manager of several subsidiaries in the Petroleum Services and Exploration and Production units of Williams since 1998. Mr. Hill has also held various management positions in the Williams Energy Services unit of Williams since 1993.


Piero Ruffinengo, age 57

         Director since April 2002. Mr. Ruffinengo has been engaged in the private practice of law in Salt Lake City, Utah since 1984. Mr. Ruffinengo served the Company as a consultant from 1984 through 1999. He has also served as a Director of Petrolera Perez Companc S.A. from the early 1970's through 1999.


John H. Williams, age 82

         Director since 1992. Mr. Williams is engaged in personal investments and has been for more than five years. He was Chairman of the Board and Chief Executive Officer of Williams prior to retiring at the end of 1978. Mr. Williams is also director of Unit Corporation, Westwood Corporation, Willbros Group, Inc. and Petrolera Perez Companc S.A. Mr. Williams is retired and the time he devotes to the business of the Company is limited to the time required to perform his duties as a Director of the Company and a member of its Audit Committee.

Members Of The Board Of Directors Continuing In Office

Randall L. Barnard, age 44

         Director since 2001. Mr. Barnard has served as President and General Manager of Williams International Company, a subsidiary of Williams that develops, builds, manages and invests in international physical energy assets, since 2000 and is a director of Petrolera Perez Companc S.A. He was previously Chairman of the Board, Chief Executive Officer and President of the Company from August 2001 to April 2002, Venezuelan Country Manager for Williams International Company from 1997 through 2000, and the Managing Director of Business Development for Latin America for Williams International Company, from 1996 to 1997.

Robert J. LaFortune, age 75

         Director since 1998. Mr. LaFortune is self-employed and manages personal investments. He is the former mayor of the City of Tulsa and was a director of Williams from 1978 to 1999. He is also a director of Bank of Oklahoma Financial Corporation.

Identification And Business Experience Of The Company's Executive Officers

         Executive officers of the Company are elected by the Board of Directors and hold office until relieved of such office by action of the Board of Directors. Information about Mr. Hill, the Company's Chairman of the Board and Chief Executive Officer, appears above. A description of the Company's other executive officers is set forth below.

Thomas Bueno, age 50

         Mr. Bueno has been employed by Williams since 1984 and has held various positions with the Company since 1985. Mr. Bueno has served as President and Chief Operating Officer of the Company since April 2002, and General Manager, Controller, and Chief Accounting Officer since 1991. He served as Director of the Company from 1998 to April 2002. Mr. Bueno is a director of Petrolera Perez Companc S.A. He devotes approximately 90 percent of his time to the Company's business.

Jack D. McCarthy, age 59

         Mr. McCarthy has served as Chief Financial Officer and Vice President of the Company since 1994 and Senior Vice President and Chief Financial Officer of Williams since 1992.

Section 16(A) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who beneficially own more than ten percent of the Company's stock to file certain reports with the SEC and Nasdaq concerning their beneficial ownership of the Company's equity securities. The SEC regulations also require that a copy of all such Section 16(a) forms filed must be furnished to the Company by the directors, executive officers, and greater than ten percent stockholders. Based on a review of the copies of such forms and amendments thereto received by the Company, Randy Barnard, Steven J. Malcolm, Jack D. McCarthy, and John H. Williams served as Directors or officers of the Company during 2001 and each such person failed to file on a timely basis one report required by Section 16(a) of the Exchange Act during the year 2001 or previous years. At no time did these persons hold securities of the Company other than directors' qualifying shares nor did they engage in any transactions with the Company's securities.

Committees And Meetings

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. However, the Board is not involved in the day-to-day operations of the Company. The Board is informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis and by participation in Board and Committee meetings.

          The Company has an Audit Committee composed of nonemployee Directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the last fiscal year is set forth in the "Report of the Audit Committee" included in this Proxy Statement. The charter of the Company's Audit Committee is attached as Appendix A. The Board of Directors does not have executive, nominating, or compensation committees or any other Board committees performing similar functions. The Board of Directors held two meetings during 2001. No incumbent director attended fewer than 75 percent of the Board and Audit Committee meetings held during a period of 2001 in which he was a director or Audit Committee member.

Report of the Audit Committee

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. All of the members of the Audit Committee are independent under the listing standards of the National Association of Securities Dealers. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. The Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company and considered the compatibility of the provisions of nonaudit services by the independent auditors with the auditors' independence. The Audit Committee discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held three meetings during 2001.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

         Audit Committee Members

         Robert J. LaFortune
         John H. Williams
         Piero Ruffinengo

         August 9, 2002

         The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference.

                            COMPENSATION OF DIRECTORS

         Directors who are employees of Williams receive no compensation for service on the Board of Directors. Directors who are not employees of Williams receive an annual retainer of $12,000 and an additional fee for attending Board meetings of $500 per meeting. Additionally, directors who are not employees of Williams and who serve on the Audit Committee receive a fee of $500 for attending Audit Committee meetings. The Chairman of the Audit Committee receives an annual retainer of $1,000. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or otherwise by reason of their being a director.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         John C. Bumgarner, Jr., served as Chairman, President, and Chief Executive Officer of the Company from 1996 until August 6, 2001. Effective August 6, 2001, Mr. Bumgarner resigned from the Company to devote his attention to his positions as President - Strategic Investments and as a director of Williams Communications Group, Inc. For the previous five years Mr. Bumgarner served as Senior Vice President - Corporate Development and Planning of Williams, president of Williams International Company, a wholly owned subsidiary of Williams, and President of Williams Headquarters Building Group, a wholly owned subsidiary of Williams. In addition, prior to April of 2001, Mr. Bumgarner was President -- Strategic Investments of Williams Communications Group, Inc. Williams Communications Group, Inc. was spun off from Williams in April 2001. During fiscal year 2001, Mr. Bumgarner received no compensation from the Company, and neither Williams nor Williams International Company charged the Company for Mr. Bumgarner's time in serving as the Company's Chief Executive Officer.

         Mr. Barnard served as Chairman, Chief Executive Officer, and President of the Company from August 6, 2001 to April 15, 2002. Mr. Barnard was also President of Williams International Company, a wholly owned subsidiary of Williams until July 1, 2002. Mr. Barnard received no salary, bonus or other compensation from the Company, and neither Williams nor Williams International Company did not charge the Company for Mr. Barnard's time in serving as the Company's Chief Executive Officer. The Company understands that it is the position of Williams International Company that Mr. Barnard's compensation as an officer of Williams International Company included compensation for his responsibilities for Williams International Company's investments, including its investment through Williams Global Energy in the Company, and that no additional compensation from the Company would be appropriate. No other executive officer of the Company has a total annual salary and bonus paid by the Company in excess of $100,000.

         Apco is dependent on Williams as it relates to its executive officers. Williams directly charges APCO monthly for the time and associated costs of Mr. Thomas Bueno, the Company's President and Chief Operating Officer, and his administrative assistant based on an allocation of time dedicated to the affairs of the Company. The Company is also charged an executive support allocation by Williams for the services of Messrs. Barnard and Hill and any other executive support other than Mr. Bueno.

         As reported elsewhere herein, Williams, through Williams Global Energy, owns 68.96 percent of the Ordinary Shares of the Company. The Company paid $560,000, $205,000, and $147,000 in 2001, 2000, and 1999, respectively, to
Williams and affiliates for management services, overhead allocation, general and administrative expenses, and purchases of materials and supplies. Accounts payable to Williams and affiliates outstanding at December 31, 2001 and December 31, 2000, were $200,000 and $351,000, respectively.

Compensation Committee Interlocks And Insider Participation

         The Board of Directors of the Company does not maintain a Compensation Committee. Messrs. Randy Barnard, John C. Bumgarner, Jr. and Jack McCarthy have never served on Williams' board of directors, but each such person served as a director for one or more subsidiaries of Williams during the year 2001 and a director of several of those subsidiaries also served as a director of the Company. However, the executive officers of the Company during the year 2001 were employees of Williams and compensation decisions with respect to those persons were accordingly determined by Williams.


                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Ordinary Shares with the cumulative total return of the NASDAQ Stock Index (U.S. and Foreign) and the NASDAQ Oil & Gas Extraction Index (SIC 1300-1399, U.S. Companies) for a five-year period commencing December 31, 1996. The industry index was prepared by the Center for Research in Security Prices. The Company will undertake to provide shareholders a list of the component companies included in the NASDAQ Oil and Gas Extraction Index upon request.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                              APCO ARGENTINA INC.

              Produced on 07/22/2002 including data to 12/31/2001

                               [PERFORMANCE GRAPH]


                                                12/1996   12/1997   12/1998   12/1999   12/2000   12/2001
                                                -------   -------   -------   -------   -------   -------
Apco Argentina Inc.                               100.0     139.4      82.1     131.5     121.6      96.9
Nasdaq Stock Market (US & Foreign)                100.0     122.1     169.1     315.2     190.2     149.9
NASDAQ Stocks (SIC 1300-1399 US
  Companies) Oil and gas extraction               100.0     108.1      49.0      60.5     122.1      92.5

                                   PROPOSAL 2

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


         On July 3, 2002, the Company advised Arthur Andersen LLP ("Andersen") that it would no longer engage the firm as its independent auditors beginning with the quarter ended June 30, 2002. Instead, the Company has chosen Ernst & Young LLP ("Ernst & Young") to serve as the Company's new independent auditors effective the same quarter. The change was in accordance with a recommendation of the Audit Committee of the Board of Directors.

         Andersen's reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim reporting period through March 31, 2002, and through the interim period ended June 30, 2002, and July 3, 2002, the date the relationship with Andersen ended, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         A representative of Ernst & Young will be present at the Annual General Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPOINT ERNST & YOUNG AS INDEPENDENT AUDITORS FOR THE COMPANY IN 2002.

AUDIT FEES

         Fees for the audit of the Company's annual financial statements for 2001 and its other financial statements included in the Company's reports filed with the SEC were $62,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees paid to Arthur Andersen for financial information systems design and implementation in 2001.

ALL OTHER FEES

         The amount of all other fees paid to Arthur Andersen by the Company in 2001 was $ 264,520. The Audit Committee considered whether the provision of such other services was compatible with maintaining the principal accountant's independence.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended for inclusion in the Company's proxy statement for its 2003 Annual General Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Corporate Secretary, Apco Argentina Inc., One Williams Center, Tulsa, Oklahoma, 74172 and must have been received by April 22, 2003. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14(a)-4(c) under the Exchange Act such proposals must be received by the Corporate Secretary at the above address by July 8, 2003.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter that may come before the Annual General Meeting. Should any such matters arise, however, the persons named in the accompanying proxy intend to vote said proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

         It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.


August 14, 2002

                                       By Order of the Board of Directors
                                                Suzanne H. Costin
                                                    Secretary

                                                                      APPENDIX A

                               APCO ARGENTINA INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

         This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of accounting and internal controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

         A primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal recurring processes of the audit committee in carrying out its responsibilities to oversee the financial reporting process. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

         - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and internal controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted accounting standards. The chair of the committee may represent the entire committee for the purposes of this review.

         - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted accounting standards.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                               APCO ARGENTINA INC.

         AUDIT COMMITTEE CHARTER - DUTY LIST FOR SETTING MEETING AGENDAS


----------------------------------------------------------------------------------------------------------------------------------

         Duty                                                                                           Frequency

----------------------------------------------------------------------------------------------------------------------------------
Audit Committee functioning:

-        Review and update the committee's charter                                                      Annually

-        Meet with the general auditor, the independent auditor, and management                         Each Meeting
         in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

----------------------------------------------------------------------------------------------------------------------------------

Oversee Financial Reporting Process:

-        The committee shall review the interim financial statements with                               Quarterly
         management and the independent auditors prior to the filing of the
         Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review end any other matters required to be communicated to the committee by the independent auditors under generally accepted accounting standards. The chair of the committee may represent the entire committee for the purposes of this review.

-        The committee shall review with management and the independent auditors                        Annually
         the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted accounting standards.

         Duty                                                                                           Frequency

Oversee Internal Control:

-        Inquire of management, the general auditor, and the independent auditor                        Each Meeting
         about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

-        Consider and review with the independent auditor and the general auditor:                      Each Meeting

              a. The adequacy of the company's internal controls including                              Annually
              computerized information system controls and security.

              b. Any related significant findings and recommendations of the                            Each Meeting
              independent auditor and internal auditors together with
              management's responses thereto.

Oversee the Audit Functions:

-        Recommend to the board of directors the independent auditors to be                             Annually
         nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditors.

-        Review and concur in the appointment, replacement, reassignment, or                            As Needed
         dismissal of the general auditor.

-        Confirm and assure the independence of the general auditor and                                 Annually
         Independent auditor.

-        Consider, in consultation with the independent auditor and the general                         Annually
         auditor, the audit scope and plan of the internal auditors and the independent auditor.

-        Consider with management and the independent auditor the rationale for                         Annually
         employing audit firms other than the principal independent auditor.

-        Review with the general auditor and the independent auditor the                                Annually
         coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

-        Consider and review with management and the general auditor:

              a. Significant findings during the year and management's responses                        Each Meeting
              thereto.

              b. Any difficulties encountered in the course of their audits,                            Annually
              including any restrictions on the scope of their work or access to required information.

              c. Any changes required in the planned scope of their audit plan.                         As Needed

              d. The internal auditing department budget and staffing.                                  Annually

              e. The internal auditing department charter.                                              Annually

              f. The internal auditing department's compliance with the IIA's                           Annually
              Standards for the Professional Practice of Internal Auditing
              Standards

Oversee Legal and Ethical Compliance:

- In connection with audit activities of Apco Argentina as a whole, review the system of internal control over legal and ethical compliance
         (for purposes of this section, the Company's code of Business Conduct and Compliance Program are Williams'):

              a. Review and approve the Company's compliance plan and revisions                         Annually
              to the compliance plan;

              b. Ensure the Company's practices, to the fullest extent possible,                        Annually
              effectively prevent and/or detect violations of law or the
              Company's Code of Business Conduct;

              c. Review resources assigned to the compliance plan for adequacy to                       Annually
              its On-going effectiveness;

              d. Receive such reports of alleged misconduct and other issues as                         As needed
              the Williams Compliance Officer and/or Ethics Advisory Panel deem appropriate; and

              e. Review with the general auditor and the independent auditor                            Annually
              the results of their review of the company's monitoring
              compliance with the company's principles of conduct. - Review legal and regulatory matters that may have a Annually material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

Sources:          Improving Audit Committee Performance: What Works Best, 1993
                  IIA Research Foundation, prepared by Price Waterhouse

                  1999 Blue Ribbon Committee on Improving the Effectiveness of
                  Corporate Audit Committees, printed by the New York Stock
                  Exchange and The National Association of Securities Dealers

Dated: April 18, 2000

--------------------------------------------------------------------------------

                              APCO ARGENTINA INC.
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
           ANNUAL GENERAL MEETING OF SHAREHOLDERS-SEPTEMBER 17, 2002

         The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, RALPH A. HILL and SUZANNE H. COSTIN jointly and severally with full power of substitution, as proxies to represent and vote all of the Ordinary Shares the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Apco Argentina Inc. to be held on September 17, 2002, and at any and all adjournments thereof, on all matters coming before said meeting.

                                        (Change of Address)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

         You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot be voted unless you sign, date and return this card.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                          APCO ARGENTINA INC.
                          P.O. BOX 11263
                          NEW YORK, N.Y. 10203-0263



To change your address, please mark this box.   [ ]


                                     (CONTINUED AND TO BE DATED ON REVERSE SIDE)

                           o DETACH PROXY CARD HERE o
--------------------------------------------------------------------------------

     SIGN, DATE AND RETURN THE
[ ]  PROXY CARD PROMPTLY                  [X]
     USING THE ENCLOSED        VOTES MUST BE INDICATED
     ENVELOPE.                 (X) IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Directors

   FOR all nominees  [ ]  WITHHOLD AUTHORITY to vote  [ ]  *EXCEPTIONS [ ]
   listed below           for all nominees listed
                          below

Nominees: Keith E. Bailey, John H. Williams, Ralph A. Hill, Piero Ruffinengo and Bryan K. Guderian

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES, MARK THE "EXCEPTIONS" BOX AND WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
           ---------------------------------------------------------------------

                                                       FOR  AGAINST  ABSTAIN

2. Ratify the selection of Ernst & Young LLP           [ ]    [ ]      [ ]
   as auditors for 2002.

3. In the discretion of one or more of said proxies upon any other business as may properly come before the meeting and at any adjournment thereof.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.


                         To Change Your Address, Please Mark This Box.    [ ]

                         To Include Any Comments, Please Mark This Box.   [ ]

                                 ----------------------------------------------
                                   SCAN LINE
                                 ----------------------------------------------

                                 Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                           Date   Share Owner sign here     Co-Owner sign here

                        -------  ------------------------ ----------------------


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